UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

Lyell Immunopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 695-0677

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2025, the Board of Directors of Lyell Immunopharma, Inc. (the “Company”) appointed Lynn Seely, M.D., the Company’s President, Chief Executive Officer and principal executive officer and a director of the Company, as the Company’s interim principal financial officer, and appointed Veronica Sanchez Bulis, the Company’s Vice President, Corporate Controller, as the Company’s principal accounting officer.

Information regarding Dr. Seely’s background and business experience is set forth under the caption “Continuing Directors” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2025, and is incorporated herein by reference.

Veronica Sanchez Bulis, 48, has served as the Company’s Vice President, Corporate Controller since August 2021. Ms. Bulis has led financial operations, accounting, SEC reporting, audit and SOX compliance, as well as international accounting functions, for public companies in the biotechnology and consumer industries, including serving as Senior Director of Financial Reporting and Technical Accounting at Sangamo Therapeutics, Inc. from December 2018 to August 2021 and Director of Corporate Accounting and Financial Reporting and other roles of increasing responsibility at Core-Mark International from September 2008 to December 2018. Earlier in her career, she held public accounting roles with Ernst & Young and Deloitte. Ms. Bulis earned a bachelor’s degree in accounting from the Instituto Politécnico Nacional in Mexico City and is currently pursuing an Executive MBA at the UCLA Anderson School of Management, degree expected June 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date: November 3, 2025	By:	/s/ Mark Meltz
Mark Meltz
General Counsel and Corporate Secretary